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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A
                                 Amendment No. 1

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                           the Securities Act of 1934

                          Date of Report: April 4, 2003
                        (Date of earliest event reported)

                               E MED FUTURE, INC.
             (Exact name of registrant as specified in its charter)

                              MICRO-ECONOMICS, INC.
                           (Former name of registrant)

             Nevada                   033-55254-36              87-0485314
  (State or other jurisdiction         (Commission           (I.R.S. Employer
        of incorporation)             File Number)        Identification Number)

               794 Morrison Road, Suite 911, Columbus, Ohio 43230
           (Address of principal executive offices including zip code)


                                  877-855-1319
              (Registrant's telephone number, including area code)

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On April 11, 2003, E Med Future, Inc., a Nevada corporation formerly known as
Micro-Economics, Inc. (the "Company"), filed a Current Report on Form 8-K reporting the merger with E Med Future, Inc., a Delaware corporation ("E Med"), resulting in E Med becoming a wholly-owned subsidiary of the Company. By this Amendment No. 1 on Form 8-K, the Company is filing the required audited financial statements and pro forma financial information.

Item 7.   Financial Statements, Pro Form Financial Statements and Exhibits.

(a)       Financial Statements of Business Acquired.

          The financial statements of E Med for the periods reflected therein, are set forth in Exhibits 99.1. The Company's Form 10-QSB for the three-months ended March 31, 2003 filed with the Securities and Exchange Commission on May 22, 2003 includes the financial statements of E Med for the periods reflected therein.

(b)       Pro Forma Financial Information.

          The pro forma financial information of the Company for the periods reflected therein, is set forth in Exhibit 99.2. The financial statements included in the Company's March 31, 2003 Form 10-QSB reflect the merger of the Company and E Med.

(c)       Exhibits.

          99.1 Audited financial statements for E Med for the years ended December 31, 2002 and 2001.

          99.2 Pro forma financial information for the year ended December 31, 2002.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 13, 2003                               E Med Future, Inc.

                                                  /s/ D. Dane Donohue
                                                  ------------------------------
                                                  By D. Dane Donohue,
                                                  Executive Vice President

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                                  EXHIBIT INDEX

Exhibit Number      Description
--------------      -----------

99.1 Audited consolidated financial statements for E Med for the years ended December 31, 2002 and 2001.

99.2                Pro forma financial information for the year ended December
                    31, 2002.

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